Exhibit 3.7

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “4520 CORP., INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE NINTH DAY OF JUNE, A.D. 1977, AT 10 O’CLOCK A.M.

CERTIFICATE OF AGREEMENT OF MERGER, FILED THE TWENTY-NINTH DAY OF FEBRUARY, A.D. 1988, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “BLOUNT INTERNATIONAL, LTD.” TO “4520 CORP., INC.”, FILED THE TWENTY-NINTH DAY OF SEPTEMBER, A.D. 1995, AT 11:15 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF SEPTEMBER, A.D. 1999, AT 3:45 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

	[SEAL]	/s/ Harriet Smith Windsor
		Harriet Smith Windsor, Secretary of State

0839480 8100H		AUTHENTICATION:	2397440

030286767		DATE:	05-02-03

1

CERTIFICATE OF INCORPORATION

OF

Blount International, Ltd.

8394-80

FILED

JUN 9 1977  10AM

CERTIFICATE OF INCORPORATION

OF

BLOUNT INTERNATIONAL, LTD.

FIRST.            The name of the corporation is Blount International, Ltd.

SECOND.       The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

THIRD.          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH.      The total number of shares of stock which the corporation shall have authority to issue is 1,000 and the par value of each of such shares is $1.00 amounting in the aggregate to $1,000.

FIFTH.           The name and mailing address of the incorporator is as follows:

NAME	MAILING ADDRESS

James E. Rotch	1500 Brown-Marx Building Birmingham, Alabama 35203

SIXTH.           The board of directors is empowered to make, alter or repeal the by-laws of the corporation.

SEVENTH.     Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver of receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH.        Any corporate action upon which a vote of stockholders is required or permitted may be taken with the written consent of stockholders having not less than a majority of all of the stock entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by holders having less than the minimum percentage of the vote required by statute for the proposed corporate action and provided that prompt notice be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

2

NINTH.          The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by states, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH.         The election of directors need not be conducted by written ballot.

THE UNDERSIGNED, being the incorporator herein-before named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set its hand and seal this 7th day of June, 1977.

/s/ James E Rotch	(SEAL)

STATE OF ALABAMA	)
) ss:
COUNTY OF JEFFERSON	)

BE IT REMEMBERED that on this 7th day of June A.D., 1977, personally came before me, a Notary Public for the State of Alabama, County of Jefferson the party to the foregoing certificate of incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

GIVEN under my hand and seal of office the day and year aforesaid.

/s/ [ILLEGIBLE]
Notary Public

[SEAL]

3

FILED

FEB 29 1988

/s/ [ILLEGIBLE]
[ILLEGIBLE]

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of February 22, 1988, between Blount W & E, Inc., a Delaware corporation (“W&E”), Early Engineering Corporation, Incorporated, a California corporation (“EEC”), Fred J. Early, Jr. Co., Incorporated, a California corporation (“FJE”), Mercury Construction Corporation, a Delaware corporation (“MCC”) and Blount International, Ltd. a Delaware corporation (“BIL”) (W&E, EEC, FJE, MCC and BIL are sometimes herein together referred to as the “Constituent Corporations”),

W I T N E S S E T H :

WHEREAS, all of the issued and outstanding capital stock of W&E, FJE and MCC is owned by BIL; and

WHEREAS, all of the issued and outstanding capital stock of EEC is owned by FJE; and

WHEREAS, the boards of directors of W&E, EEC, FJE, MCC and BIL, respectively, deem it advisable for the general welfare and advantage of their respective corporations and their respective stockholders that W&E, EEC, FJE and MCC merge with and into BIL pursuant to this Agreement and Plan of Merger and pursuant to applicable law (such transaction being herein called the “Merger”); and

WHEREAS, the respective boards of directors of the Constituent Corporations have approved this Agreement and Plan of Merger and have directed that this Agreement and Plan of Merger be submitted to the stockholders of each of the Constituent Corporations for their approval;

NOW, THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be legally bound hereby, the parties hereto agree with each other that W&E, EEC, FJE and MCC shall be merged with and into BIL as the surviving corporation in accordance with the applicable laws of the States of California and Delaware and that the terms and conditions of the Merger and the mode of carrying it into effect are and shall be as follows:

ARTlCLE I

Definitions

In addition to the words and terms defined elsewhere herein, the words and terms defined in this Article I shall, for all purposes of this Agreement and Plan of Merger, have the meanings herein specified, unless the context expressly or by necessary implication otherwise requires:

1.01         “Agreement” or “this Agreement” shall mean this Agreement and Plan of Merger as the same may be supplemented or amended from time to time;

1.02         “Effective Time of the Merger” shall have the meaning specified in Section 2.04 of this Agreement;

1.03         “Merger” shall mean the merger of W&E, EEC, FJE and MCC with and into BIL in accordance with this Agreement and applicable law; and

1.04         “Surviving Corporation” shall mean BIL and its successors and assigns, as provided in Section 2.02 of this Agreement.

ARTICLE II

Constituent and Surviving Corporation;
Capitalization of Constituent Corporations;
Merger; Effective Time

2.01         Constituent Corporation. The names of the corporations which are constituent corporations to the Merger are Blount W & E, Inc., a Delaware corporation, Early Engineering Corporation, Incorporated, a California corporation, Fred J. Early, Jr. Co., Incorporated, a California corporation, Mercury Construction Corporation, a Delaware corporation, and Blount International, Ltd., a Delaware corporation.

2.02         Surviving Corporation. The surviving corporation is and will be Blount International, Ltd., a Delaware corporation.

2.03                           Capitalization of Constituent Corporations.

(a)                                  W&E. The designation and number of outstanding shares of each class and series of the capital stock of W&E is as follows: common stock, par value $200.00 per share (herein called “W&E Common Stock”), of which 1000 shares are authorized to be issued and 500 shares are issued and outstanding and 500 shares are owned by W&E as treasury stock.  The holder of the shares of W&E Common Stock is entitled to vote with respect to the Merger.

(b)                                 EEC. The designation and number of outstanding shares of each class and series of the capital stock of EEC is as follows: common stock, no par value per share (herein called “EEC Common Stock”), of which 2500 shares are authorized to be issued and 500 shares are issued and outstanding and no shares are owned by EEC as treasury stock.  The holder of the shares of EEC Common Stock is entitled to vote with respect to the Merger.

(c)                                  FJE. The designation and number of outstanding shares of each class and series of the capital stock of FJE is as follows: (i) Class B common stock, par value $10.00 per share (herein called “FJE Common Stock”), of which 200,000 shares are authorized to be issued and 72,500 shares are issued and outstanding and no such shares are owned by FJE as treasury stock; (ii) Class A preferred stock, par value $100.00 per share (herein called “FJE Preferred Stock”), of which 1000 shares are authorized to be issued and no such shares are issued and outstanding and no such shares are owned by FJE as treasury stock.  The holder of the shares of FJE Common Stock is entitled to vote with respect to the Merger.

(d)                                 MCC. The designation and number of outstanding shares of each class and series of the capital stock of MCC is as follows: common stock, par value $1.00 per share (herein called “MCC Common Stock”), of which 10,000 shares are authorized to be issued and 200 shares are issued and outstanding and no shares are owned by MCC as treasury stock.  The holder of the shares of MCC Common Stock is entitled to vote with respect to the Merger.

(e)                                  BIL. The designation and number of outstanding shares of each class and series of the capital stock of BIL is as follows: common stock, par value $1.00 per share (herein called “BIL Common Stock”), of which 1000 shares are authorized to be issued and 1000 shares are issued and outstanding and no shares are owned by BIL as treasury stock.  The holder of the shares of BIL Common Stock is entitled to vote with respect to the Merger.

2.04                           Merger.  Subject to the terms and conditions of this Agreement, in accordance with the applicable provisions of the General Corporation Law of the State of California and the General Corporation Law of the State of Delaware, W&E, EEC, FJE and MCC shall be merged with and into BIL, which shall be the Surviving Corporation.

The Merger shall not become effective until, and shall become effective as of, the closing of business on February 29, 1988 (herein called the “Effective Time of the Merger”).  In addition, the Merger shall not become effective until the occurrence or completion of each of the following:

(i)                                     The filing of this Agreement, properly certified, executed and acknowledged by each of the Constituent Corporations after the adoption and approval of this Agreement by the stockholders of each thereof, with the Secretary of State of the State of Delaware, who shall transmit a copy thereof for a recordation in the Office of the Recorder of Deeds of New Castle County, Delaware.

(ii)                                  The filing of this Agreement, with the officers’ certificates of each of the Constituent Corporations attached thereto, by the Secretary of State of the State of California in accordance with §1103 of the General Corporation Law of the State of California.

(iii)                               The filing, in accordance with §1103 of the General Corporation Law of the State of California, by or on behalf of EEC and FJE (corporations taxed under the provisions of the California Bank and Corporation Tax Law (Part II, §23001, et. seq.) of Division 2 of the California Revenue and Taxation Code) of a certificate of satisfaction of the California Franchise Tax Board that all taxes imposed by such law have been paid or secured.

ARTlCLE III

Governing Law;

Certificate of Incorporation;

By-Laws

3.01         Governing Law.  BIL, as the Surviving Corporation, shall be governed by the laws of the State of Delaware.

3.02         Certificate of Incorporation. The certificate of incorporation of BIL shall be the certificate of incorporation of the Surviving Corporation from and after the Effective Time of the Merger until amended or restated as therein or by law provided.

3.03         By-laws. The by-laws of BIL as in effect immediately prior to the Effective Time of the Merger shall continue in force and be the by-laws of the Surviving Corporation after the Effective Time of the Merger until amended as therein or by law provided.

ARTICLE IV

Board of Directors and Officers
of Surviving Corporation

4.01         Board of Directors of Surviving Corporation. From and after the Effective Time of the Merger and until the annual meeting of stockholders of BIL next following the Effective Time of the Merger, and thereafter until their successors shall have been duly elected and qualify, the members of the Board of Directors of the Surviving Corporation shall be:

Winton M. Blount

Winton M. Blount, III

R. William Van Sant

4.02         Officers of the Surviving Corporation. From and after the Effective Time of the Merger and until their successors shall have been duly elected and qualify, the following persons shall be the officers of the Surviving Corporation and shall hold the offices set forth opposite their names:

Name	Office

R. William Van Sant	Chairman of the Board
Jack K. Lemley	President
Louis A. Griffin	Secretary
J. Lee Ledbetter	Treasurer

ARTICLE V

Manner of Converting Shares

The mode of carrying the Merger into effect and the manner and basis of converting the shares of the Constituent Corporations, forthwith at the Effective Time of the Merger, are as follows:

(a)           Each share of W&E Common Stock, EEC Common Stock, FJE Common Stock and MCC Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall, at the Effective Time of the Merger, by virtue of the Merger be cancelled and no shares of stock or other securities or obligations of the Surviving Corporation shall be issued therefor;

(b)           Each share of FJE Preferred Stock issued and outstanding immediately prior to the Effective Time of the Merger shall, at the Effective Time of the Merger, by virtue of the Merger be cancelled and no shares or other securities or obligations of the Surviving Corporation shall be issued therefor;

(c)           Each share of W&E Common Stock held by W&E as treasury stock immediately prior to the Effective Time of the Merger shall, at the Effective Time of the Merger, by virtue of the Merger be cancelled, and no shares or other securities or obligations of the Surviving Corporation shall be issued therefor;

(d)           Each share of BIL Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall remain issued and outstanding following the Merger and no change shall occur with respect to such stock by virtue of the Merger; and

(e)           Each share of BIL Common Stock held by BIL as treasury stock immediately prior to the Effective Time of the Merger shall remain as treasury stock and no change shall occur with respect to such stock by virtue of the Merger.

ARTICLE VI

Effect of the Merger

At the Effective Time of the Merger, the separate corporate existence of W&E, EEC, FJE and MCC shall cease, except insofar as such separate corporate existence may be continued by statute, and W&E, EEC, FJE and MCC shall be merged with and into BIL, the Surviving Corporation, with the effects set forth in the General Corporation Law of the State of California and the General Corporation Law of the State of Delaware.

W&E, EEC, FJE and MCC shall, to the extent permitted by law, from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, execute and deliver, or cause to be executed and delivered, all such deeds and instruments and take, or cause to be taken, such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of W&E, EEC, FJE or MCC acquired or to be acquired by reason or as a result of the Merger and otherwise to carry out the Intent and purposes of this Agreement, and the proper officers and directors of W&E, EEC, FJE and MCC and of the Surviving Corporation are hereby authorized, in the name of W&E, EEC, FJE or MCC or BIL or otherwise, to take any and all such action.

ARTICLE VII

Termination

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time of the Merger, whether before or after approval of this Agreement by the stockholders of any of the Constituent Corporations, by resolution of the board of directors of any of the Constituent Corporations, if any circumstances develop which in the opinion of such board of directors make proceeding with the Merger inadvisable.  In the event of such termination and abandonment, this Agreement shall become void and have no effect, without any liability on the part of any of the Constituent Corporations or their stockholders, directors, or officers with respect thereto.

ARTICLE VIII

Miscellaneous Provisions

8.01                        Amendment and Modification; Waiver; Etc. The parties hereto, by mutual agreement in writing approved by their respective boards of directors, or their respective officers authorized by their respective boards of directors, may amend, modify and supplement this Agreement in any respect.

8.02                        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent the corporate laws of the State of California shall apply to EEC and FJE.

8.03                        Successor and Assigns. This Agreement and all of the provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8.04                        Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.05                        Headings. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof.

8.06                        Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein.  There are no restrictions, promises, warranties, covenants, or undertakings, other than those expressly set forth herein.  This Agreement supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers and their respective corporate seals to be affixed hereto on the date first above written.

BLOUNT W & E, INC.

By:	/s/ Frank H. McFadden
Frank H. McFadden
Its President

and

By:	/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

[CORPORATE SEAL]

ATTEST:

/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

EARLY ENGINEERING CORPORATION, INCORPORATED

By:	/s/ Jack K. Lemley
Jack K. Lemley
Its President

and

By:	/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

[CORPORATE SEAL]

ATTEST:

/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

FRED J. EARLY, JR. CO., INCORPORATED

By:	/s/ Jack K. Lemley
Jack K. Lemley
Its President

and

By:	/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

[CORPORATE SEAL]

ATTEST:

/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

MERCURY CONSTRUCTION CORPORATION

By:	/s/ James C. Bazor
James C. Bazor
Its President

and

By:	/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

[CORPORATE SEAL]

ATTEST:

/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

BLOUNT INTERNATIONAL, LTD.

By:	/s/ Jack K. Lemley
Jack K. Lemley
Its President

and

By:	/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

[CORPORATE SEAL]

ATTEST:

/s/ Louis A. Griffin
Louis A. Griffin
Its Secretary

CERTIFICATE OF THE PRESIDENT OF
BLOUNT INTERNATIONAL, LTD.

I, Jack K. Lemley, as President of Blount International, Ltd., a Delaware corporation, do hereby certify under the seal of said corporation that the attached Agreement and Plan of Merger among Blount W & E, Inc., Early Engineering Corporation, Incorporated, Fred J. Early, Jr. Co., Incorporated, Mercury Construction Corporation and Blount International, Ltd. was approved and adopted by the written consent of the sole stockholder of Blount International, Ltd. following its adoption by unanimous written consent of the board of directors of said corporation.

I further certify as President of Blount International, Ltd. that:

(i)                                     the total number of outstanding shares of capital stock of Blount International, Ltd. entitled to vote on the merger was 1,000; and

(ii)                                  the principal terms of the attached Agreement and Plan of Merger were approved and adopted by the written consent of the sole stockholder of Blount International, Ltd., which stockholder voted 1,000 shares in favor of the merger, representing 100% of the shares eligible to vote on the merger, which vote exceeded the majority required to effect such a merger.

IN WITNESS WHEREOF, I have hereunto set my hand under the seal of said corporation in my capacity as aforesaid, and have caused this certificate to be dated as of the 22ND day of February, 1988.

[CORPORATE SEAL]

/s/ Jack K. Lemley
As President of Blount International, Ltd.

CERTIFICATE OF THE PRESIDENT OF
EARLY ENGINEERING CORPORATION, INCORPORATED

I, Jack K. Lemley, as President of Early Engineering Corporation, Incorporated, a California corporation, do hereby certify under the seal of said corporation that the attached Agreement and Plan of Merger among Blount W & E, Inc., Early Engineering Corporation, Incorporated, Fred J. Early, Jr. Co., Incorporated, Mercury Construction Corporation and Blount International, Ltd. was approved and adopted by the written consent of the sole stockholder of Early Engineering Corporation, Incorporated following its adoption by unanimous written consent of the board of directors of said corporation.

I further certify as President of Early Engineering Corporation, Incorporated that:

(i)                                     the total number of outstanding shares of capital stock of Early Engineering Corporation, Incorporated entitled to vote on the merger was 500; and

(ii)                                  the principal terms of the attached Agreement and Plan of Merger were approved and adopted by the written consent of the sole stockholder of Early Engineering Corporation, Incorporated, which stockholder voted 500 shares in favor of the merger, representing 100% of the shares eligible to vote on the merger, which vote exceeded the majority required to effect such a merger.

IN WITNESS WHEREOF, I have hereunto set my hand under the seal of said corporation in my capacity as aforesaid, and have caused this certificate to be dated as of the 22ND day of February, 1988.

[CORPORATE SEAL]

/s/ Jack K. Lemley
As President of Early Engineering Corporation, Incorporated

CERTIFICATE OF THE PRESIDENT OF

BLOUNT W & E, INC.

I, Frank H. McFadden, as President of Blount W & E, Inc., a Delaware corporation, do hereby certify under the seal of said corporation that the attached Agreement and Plan of Merger among Blount W & E., Inc., Early Engineering Corporation, Incorporated, Fred J. Early, Jr. Co., Incorporated, Mercury Construction Corporation and Blount International, Ltd. was approved and adopted by the written consent of the sole stockholder of Blount W & E, Inc. following its adoption by unanimous written consent of the board of directors of said corporation.

I further certify as President of Blount W & E, Inc. that:

(i)                                     the total number of outstanding shares of capital stock of Blount W & E, Inc. entitled to vote on the merger was 500; and

(ii)                                  the principal terms of the attached Agreement and Plan of Merger were approved and adopted by the written consent of the sole stockholder of Blount W & E, Inc., which stockholder voted 500 shares in favor of the merger, representing 100% of the shares eligible to vote on the merger, which vote exceeded the majority required to effect such a merger.

IN WITNESS WHEREOF, I have hereunto set my hand under the seal of said corporation in my capacity as aforesaid, and have caused this certificate to be dated as of the 22ND day of February, 1988.

[CORPORATE SEAL]

/s/ Frank H. McFadden
As President of Blount W & E, Inc.

CERTIFICATE OF THE PRESIDENT OF
MERCURY CONSTRUCTION CORPORATION

I, James C. Bazor, as President of Mercury Construction Corporation, a Delaware corporation, do hereby certify under the seal of said corporation that the attached Agreement and Plan of Merger among Blount W & E, Inc., Early Engineering Corporation, Incorporated, Fred J. Early, Jr. Co., Incorporated, Mercury Construction Corporation and Blount International, Ltd. was approved and adopted by the written consent of the sole stockholder of Mercury Construction Corporation following its adoption by unanimous written consent of the board of directors of said corporation.

I further certify as President of Mercury Construction Corporation that:

(i)                                     the total number of outstanding shares of capital stock of Mercury Construction Corporation entitled to vote on the merger was 200; and

(ii)                                  the principal terms of the attached Agreement and Plan of Merger were approved and adopted by the written consent of the sole stockholder of Mercury Construction Corporation, which stockholder voted 200 shares in favor of the merger, representing 100% of the shares eligible to vote on the merger, which vote exceeded the majority required to effect such a merger.

IN WITNESS WHEREOF, I have hereunto set my hand under the seal of said corporation in my capacity as aforesaid, and have caused this certificate to be dated as of the 22ND day of February, 1988.

[CORPORATE SEAL]

/s/ James C. Bazor
As President of Mercury Construction Corporation

CERTIFICATE OF THE PRESIDENT OF
FRED J. EARLY, JR. CO., INCORPORATED

I, Jack K. Lemley, as President of Fred J. Early, Jr. Co., Incorporated, a California corporation, do hereby certify under the seal of said corporation that the attached Agreement and Plan of Merger among Blount W & E, Inc., Early Engineering Corporation, Incorporated, Fred J. Early, Jr. Co., Incorporated, Mercury Construction Corporation and Blount International, Ltd. was approved and adopted by the written consent of the sole stockholder of Fred J. Early, Jr. Co., Incorporated following its adoption by unanimous written consent of the board of directors of said corporation.

I further certify as President of Fred J. Early, Jr. Co., Incorporated that:

(i)                                     the total number of outstanding shares of capital stock of Fred J. Early, Jr. Co., Incorporated entitled to vote on the merger was 72,500; and

(ii)                                  the principal terms of the attached Agreement and Plan of Merger were approved and adopted by the written consent of the sole stockholder of Fred J. Early, Jr. Co., Incorporated, which stockholder voted 72,500 shares in favor of the merger, representing 100% of the shares eligible to vote on the merger, which vote exceeded the majority required to effect such a merger.

IN WITNESS WHEREOF, I have hereunto set my hand under the seal of said corporation in my capacity as aforesaid, and have caused this certificate to be dated as of the 22ND day of February, 1988.

[CORPORATE SEAL]

/s/ Jack K. Lemley
As President of Fred J. Early, Jr. Co., Incorporated

Certificate of Agreement of Merger of “EARLY ENGINEERING CORPORATION, INCORPORATED”, and “FRED J. EARLY, JR. CO., INCORPORATED”, corporations organized and existing under the laws of the State of California, “BLOUNT W & E, INC.” and “MERCURY CONSTRUCTION CORPORATION”, corporations organized and existing under the laws of the State of Delaware, merging with and into “BLOUNT INTERNATIONAL, LTD.”, a corporation organized and existing under the laws of the State of Delaware, under the name of “BLOUNT INTERNATIONAL, LTD.”, as received and filed in this office the twenty-ninth day of February, A.D. 1988, at 10 o’clock A.M.

And I do hereby further certify that the aforesaid Corporation shall be governed by the laws of the State of Delaware.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:15 AM 09/29/1995
950224062 - 839480

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*****

Blount International, Ltd., a corporation organized and existing under and by virtue of the General Corporation
Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST:

That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Blount International, Ltd. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

The name of the corporation is 4520 Corp., Inc.

SECOND:

That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH:	That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the Effective Date of Amendment.

IN WITNESS WHEREOF, said Blount International, Ltd. has caused this certificate to be signed by.
John MPanettiere, President, this 29th of September 1995.

BLOUNT INTERNATIONAL, LTD

By:	/s/ John M. Panettiere
John M. Panettiere
President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:45 PM 09/30/1999
991415373 - 0839480

CERTIFICATE OF MERGER

of

BLOUNT DEVELOPMENT CORP.,

a Delaware corporation,

MOCENPLAZA DEVELOPMENT CORP.,

a Delaware corporation,

BENJAMIN F. SHAW COMPANY,

a Delaware corporation,

with and into

4520 CORP., INC.,

a Delaware corporation

In accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware, 4520 Corp., Inc., a Delaware corporation (“4520”), hereby certifies the following information relating to the merger of Blount Development Corp, a Delaware corporation, Mocenplaza Development Corp., a Delaware corporation and Benjamin F. Shaw Company, a Delaware corporation, with and into 4520 (the “Merger”);

FIRST: That the name and jurisdiction of formation or organization of each of the constituent corporations (the “Constituent Corporations”) in the Merger are as follows:

NAME	JURISDICTION OF FORMATION OR ORGANIZATION

Blount Development Corp.	Delaware

Mocenplaza Development Corp.	Delaware

Benjamin F. Shaw Company	Delaware

4520 Corp., Inc.	Delaware

SECOND: That an Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged in accordance with Section 251 of the General Corporation Law of the State of Delaware by (i) Blount Development Corp., (ii) Mocenplaza Development Corp., (iii) Benjamin F. Shaw Company, and (iv) 4520.

THIRD: That the name of the surviving corporation of the Merger is 4520 Corp., Inc., a Delaware corporation (the “Surviving Corporation”).

FOURTH: That the Certificate of Incorporation of 4520 shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation.

FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation.  The address of the principal place of business of the Surviving Corporation is 4520 Executive Park Drive, Montgomery, Alabama 36116-1602.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of the Constituent Corporations.

SEVENTH: That this Certificate of Merger and the Merger shall be effective at 5:00 p.m. local time in Wilmington, Delaware, on September 30, 1999.

IN WITNESS HEREOF, 4520 has caused this Certificate of Merger to be signed by its duly authorized officer, as of the 28th day of September, 1999.

4520 CORP., INC.

By:	/s/ L. Daniel Morris, Jr.
L. Daniel Morris, Jr.
Its Vice President